UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  MAY 22, 2006


                               SEALIFE CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-13895                  34-1444240
(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


             5601 W. SLAUSON AVE., CULVER CITY, CALIFORNIA         90293
                 (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (310) 338-9757

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 2.01. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

         The   disclosure   provided  under  Section  8.01  -  Other  Events  is
incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

         On May 22, 2006, we determined that we would not be able to file our Quarterly Report on Form 10-QSB by the filing extension date of May 22, 2006, because we have not yet finalized our financial statements for our first quarter ended March 31, 2006. We are working diligently to complete the Form 10-QSB but are unable at this time to provide an expected date for the filing of the Form 10-QSB.

         We currently anticipate that, for our first quarter ended March 31, 2006 versus the three month period ended March 31, 2005, our revenue will decrease from approximately $36,052 to 25,775, and expenses from continuing operations will decrease from approximately $806,090 to $399,914, reflecting a decrease in revenues of approximately 28.5% and decrease in expenses of approximately 50.4% between the comparable periods. The decrease in revenue is attributable to decreased sales of our products. The decrease in expenses reflects a decrease in compensation for legal services, business consulting and officers' wages during the period ended March 31, 2006. We expect that our net losses will decrease by approximately 50.8% to $388,604 for the three months ended March 31, 2006, as compared to the three months ended March 31, 2005, reflecting a decrease in compensation paid for legal services, business consulting and officers' wages during the period.

         Because our use of Form S-8 registration statements require that our reporting under the Securities Exchange Act be current, until we file our Form 10-QSB, we will be unable to utilize our Form S-8 registration statements to make equity-based awards to our eligible employees and consultants pursuant to certain of our equity compensation plans, including our 2004 Stock Award Plan.

         Because the preparation of our quarterly financial statements continues, the accounting matters identified at this stage as well as the potential impact of these matters on our financial statements remain preliminary and are subject to change. As we continue the process of completing the preparation of our financial statements for the three month period ended March 31, 2006, these and other material accounting issues may be identified which, individually or in the aggregate, may result in material impairments to assets and/or material adjustments to our financial statements.

FORWARD-LOOKING STATEMENTS

         This current report on Form 8-K contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document and those made from time-to-time by us are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements concerning future plans or results are necessarily only estimates and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences are described from time to time in the Company's filings with the Securities and Exchange Commission, including but not limited to, the "Risk Factors" described in our Annual Report on Form 10-KSB for the period ended December 31, 2005 and our other SEC filings.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Mary 23, 2006                   SEALIFE CORPORATION


                                 /S/ ROBERT A. MCCASLIN
                                -----------------------------------------------
                                Robert A. McCaslin, Chief Executive Officer and Chief Financial Officer


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